[Logo] M F S (R)
INVESTMENT MANAGEMENT                                          SEMIANNUAL REPORT
We invented the mutual fund(R)                                 DECEMBER 31, 1999



[graphic omitted]



                                   MFS(R) INSTITUTIONAL
                                   EMERGING EQUITIES FUND

MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND

TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman and Chief Executive Officer,               500 Boylston Street
MFS Investment Management(R)                        Boston, MA 02116-3741

Nelson J. Darling, Jr.+                             DISTRIBUTOR
Private investor and trustee                        MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow+                                   Boston, MA 02116-3741
Private investor and real estate consultant;
Vice Chairman, Capitol Entertainment                INVESTOR SERVICE
Management Company (video franchise)                MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial consultant.
Brian E. Stack*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    WORLD WIDE WEB
ASSISTANT TREASURERS                                www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


* MFS Investment Management
+ Independent Trustee


--------------------------------------------------------------------------------
  NOT FDIC INSURED               MAY LOSE VALUE              NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One could easily argue that the Internet represents the greatest technological development most of us may see in our lifetimes. There is no disputing that this new communication medium is changing forever the way we work, play, and shop. One might also argue that investing in this new technology represents the investment opportunity of a lifetime. The question for any investor is whether and how to take advantage of it.

The popular press, it seems, would have us believe that by surfing the Web, we can learn everything we need to know about investing. Indeed, there is no doubt that Internet-delivered information and brokerage services enable individual investors to be well-informed and to trade at bargain prices. But we believe the facts argue that, for most of us, professionally managed investment portfolios purchased through a financial consultant will continue to be one of the best products for long-term investing in this new millennium.

Why do we believe managed portfolios plus professional advice will continue to define the best course of action for many investors? Let's look at some of the characteristics of a successful long-term investment approach:

o HAVING A PLAN AND STICKING TO IT: Our experience is that successful investors -- those whose lives are enriched by the fruits of their investing -- share two characteristics. They have a plan for reaching their monetary goals, and they stick with that plan through up markets and down. And for many investors, working with a financial consultant may be the best way to develop a plan. Although the Internet abounds with calculators for developing all sorts of investment plans, none has your consultant's high level of experience and an understanding of your unique situation. And no calculator can counsel you during a down market, when you may be tempted to abandon your goals and your plan.

o DIVERSIFICATION: Few individual investors can afford to own a large number of holdings, so poor performance of one company can potentially drag down their entire personal portfolio. This is especially true when investing in volatile new areas such as the Internet. On the other hand, a diversified, professionally managed investment portfolio that owns dozens or even hundreds of holdings is better positioned to survive a disappointment in one or several investments.

o GOOD IN A DOWN MARKET: As we enter the tenth year of the greatest bull market in history, it's easy to forget that market downturns are an almost inevitable part of investing. Few investment portfolios, of course, are going to be up when the overall market is down. But we believe diversified, professionally managed investment portfolios may be less likely to suffer the extreme downturns experienced by a large number of individual holdings when the market heads south.

o MFS ORIGINAL RESEARCH(R): The Internet is one of the greatest research tools ever invented, but it's still not the same as being eyeball to eyeball with the management of a company and discussing their plans for their firm's future.

o GOOD PERFORMANCE AT AN ACCEPTABLE LEVEL OF RISK: Investing in individual stocks or bonds does indeed offer the potential of exhilarating performance that few managed portfolios even attempt. The downside is that the most exciting investments are also likely to be the ones that give you sleepless nights. The diversification and professional management of investment portfolios helps make them inherently less risky than individual stock picking, and managed portfolios are available in a wide range of risk profiles.

We believe that now, more than ever, managed portfolios sold by an investment professional may offer many investors the best way to participate in whatever investment opportunities the new millennium may bring. The combination of professional portfolio management and professional advice recognizes the key reason that investors give us their money: because they don't want to make a hobby or a second profession out of investing; they simply want their money to work for them so they have a better likelihood of realizing their dreams.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2000

Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

Mutual funds are designed for long-term retirement investing; please see your financial consultant for more information.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 1999, the Fund provided a total return of 37.84% (including the reinvestment of any distributions), which compares to a 21.45% return for the average small-cap fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance. The Fund's return also compares to a 10.95% return for the Russell 2000 Total Return Index and to a 26.83% return for the Russell 2000 Growth Index. The Russell 2000 Total Return Index is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks that are traded on the New York Stock Exchange, the American Stock Exchange, and NASDAQ. The Russell 2000 Growth Index is comprised of securities within the Russell 2000 with a greater-than-average growth orientation.

As a group, small-company stock performance began to come back strongly in the fourth quarter of 1999, after a period in which small-cap performance was overshadowed by that of larger caps, and in which the markets seemed to favor a very narrow group of stocks within the large-cap group. Technology in all of its forms, including semiconductors, software, and the Internet, spearheaded the comeback of small-cap stocks, and the Fund's overweighting in technology contributed strongly to its outperformance relative to the indices.

The performance of information technology services companies, particularly those related to the deployment of Internet-based applications, also came back strongly late in the year. Services companies had struggled for much of the year, reflecting investor fears about possible earnings shortfalls caused by the reallocation of corporate budgets toward remediation of the Year 2000 computing problem. The Fund is overweighted in these companies because we believe that, by and large, they have well-constructed business models and provide a good way to profit from the diffusion of technology throughout society. Holdings in this sector that performed strongly over the past six months include CBT Group, which provides Web-based training to information technology professionals; Technology Solutions, which designs and implements systems that help corporations to better manage their customer relations; and RSA Security, a leading provider of software that enables secure transactions over the Internet, as well as secure access to corporate computing networks.

One area that disappointed us during the period was health care. The Fund is invested in several companies that provide new medical technologies and health care cost containment. Ordinarily, we would expect these to be good investments because our population is aging while health care has become more technological and more costly. Unfortunately, reimbursement remained a problematic issue in 1999, with Medicare, one of the biggest health care payers, under pressure to cut costs. That negatively influenced the entire health care sector. We remain optimistic that holdings like Caremark, a relatively unknown company that provides prescription management to help health care providers control drug costs, will benefit once investor sentiment towards health care issues improves.

A company in the health care sector that performed very well this period, however, was Cytyc. The company produces a new, more effective Pap test that appears to be poised to dominate the U.S. market. Through our Original Research(SM) process, we uncovered this company very early in its history. As the company has overcome various hurdles, including FDA approval and acceptance by insurers, we have seen the stock price rise accordingly; in the second half of 1999, the price more than doubled on news of better-than-expected acceptance in initial trials in the Northeast, as well as acceptance for reimbursement by Aetna, a leading player in the health insurance industry.

Moving into 2000, we believe that small-cap stocks, as a group, present a compelling combination. Having recently been out of favor, we feel small caps are on average selling at lower valuations and possess greater growth prospects than large-cap companies.

Our overall strategy for the Fund is to buy stock in young growth companies that are classified as small cap, which in today's environment we define as market caps beneath $1.5 billion. We buy shares in companies that we believe have qualities that will enable them to someday grow into big companies, namely: unique products and services; barriers to competition, to enable them to defend themselves against new entrants; and fundamental attributes which are the hallmarks of most good businesses, such as high profit margins, strong cash flow, and good management. What distinguishes our approach, we believe, is our heavy reliance on research, which hopefully enables us to take positions early in a company's life cycle. We try to select companies about which we have a high level of conviction, that we can own for several years with the prospect of their growing into bigger enterprises -- at which point we may sell them as they graduate to be mid cap or large cap.

A company which fits that description is PMC-Sierra. We began buying the stock at a time when a lot of people didn't want to look at PMC, because some of its historical, or legacy, businesses had matured and were experiencing decelerating growth and declining margins. But what was perhaps less apparent to someone taking a brief glance at PMC, and what our research pointed out, was its embryonic business providing integrated circuits to the communications environment -- to companies like Cisco that today are putting the Internet in place. So we bought shares of this lesser-known company when its market capitalization was about $400 million, and held shares for the better part of five years. The stock has appreciated considerably, more than doubling in the past six months alone, and PMC has grown into a $10 billion company. In fact, PMC's market cap has grown so large that we sold it out of the Fund. So our experience with PMC-Sierra is illustrative of what can happen when we do our job right.

    Respectfully,

/s/ Brian E. Stack

    Brian E. Stack
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Brian E. Stack is Senior Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) New Discovery Fund and the New Discovery Series offered through MFS(R)/Sun Life annuity products. He is also a portfolio manager of MFS(R) Institutional Emerging Equities Fund and MFS(R) New Discovery Series (part of MFS(R) Variable Insurance Trust(SM)).

Mr. Stack joined MFS in 1993 as a research analyst following the chemical, hospital management, health maintenance organizations, medical services, and business services industries. He was named portfolio manager in 1996 and Senior Vice President in 1999. Prior to joining MFS, he had worked as an equity analyst since 1987. He is a graduate of Boston College and has an M.B.A. degree from the University of Virginia.

John W. Ballen is President, Chief Investment Officer, and a member of the Management Committee and Board of Directors of MFS Investment Management(R). He is the portfolio manager of MFS(R) Emerging Growth Fund and a portfolio manager of MFS(R) Emerging Growth Series (part of MFS(R) Variable Insurance Trust(SM)), the Emerging Growth Series offered through MFS(R)/Sun Life annuity products, MFS(R) Global Growth Fund, and the Global Growth Series offered through MFS(R)/Sun Life annuity products. In addition, Mr. Ballen oversees the portfolio management of MFS(R) Institutional Mid Cap Growth Fund and MFS(R) Institutional Emerging Equities Fund.

Mr. Ballen joined the MFS Research Department in 1984 as a research analyst. He was named Investment Officer and portfolio manager in 1986, Vice President in 1987, Director of Research in 1988, Senior Vice President in 1990, Director of Equity Portfolio Management in 1993, Chief Equity Officer in 1995, Executive Vice President in 1997, and President, Chief Investment Officer, and a member of the Board in 1998. Mr. Ballen is a graduate of Harvard College and earned a Master of Commerce degree from the University of New South Wales in Australia and an M.B.A. degree from Stanford University.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial consultant, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: June 16, 1993

Size: $635.9 million net assets as of December 31, 1999

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. The minimum investment is generally $3 million. Shares of the Fund are purchased at net asset value. (See Notes to Performance Summary.)

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH DECEMBER 31, 1999

                                           6 Months         1 Year       3 Years       5 Years         Life*
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return                     +37.84%        +47.05%      +105.55%      +253.21%      +410.95%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return                 --             +47.05%      + 27.15%      + 28.71%      + 28.31%
--------------------------------------------------------------------------------------------------------------
*For the period from the commencement of the Fund's investment operations, June 16, 1993, through
 December 31, 1999.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

Investing in small or emerging growth companies involves greater risk than is customarily associated with more-established companies. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 1999

Stocks - 97.6%
-----------------------------------------------------------------------------------------------------
ISSUER                                                                  SHARES                  VALUE
-----------------------------------------------------------------------------------------------------
U.S. Stocks - 95.1%
  Airlines - 0.7%
    Atlas Air, Inc.*                                                    96,850           $  2,657,322
    Skywest, Inc.                                                       72,600              2,032,800
                                                                                         ------------
                                                                                         $  4,690,122
-----------------------------------------------------------------------------------------------------
  Broadcasting - 0.4%
    Radio One, Inc.*                                                     5,700           $    524,400
    Spanish Broadcasting Systems, Inc.*                                 51,500              2,072,875
                                                                                         ------------
                                                                                         $  2,597,275
-----------------------------------------------------------------------------------------------------
  Business Machines - 1.4%
    Affiliated Computer Services, Inc., "A"*                           150,861           $  6,939,606
    Kulicke & Soffa Industries, Inc.*                                   51,500              2,191,969
                                                                                         ------------
                                                                                         $  9,131,575
-----------------------------------------------------------------------------------------------------
  Business Services - 18.4%
    Adelphia Business Solutions*                                        84,400           $  4,051,200
    Airnet Commerce Corp.*                                              38,220              1,390,253
    BISYS Group, Inc.*                                                 132,500              8,645,625
    Bright Horizons Family Solutions, Inc.*                             57,700              1,081,875
    Catalina Marketing Corp.*                                           20,310              2,350,883
    Ceridian Corp.*                                                    137,400              2,962,687
    Complete Business Solutions, Inc.*                                 244,800              6,150,600
    Computer Horizons Corp.*                                           110,400              1,787,100
    Dendrite International, Inc.*                                      117,814              3,990,949
    Diamond Technology Partners, Inc., "A"*                              7,000                601,563
    DST Systems, Inc.*                                                  44,176              3,371,181
    Dycom Industries, Inc.*                                             62,200              2,740,688
    Fiserv, Inc.*                                                       34,925              1,338,064
    Gartner Group, Inc.*                                                 3,815                 52,695
    Gartner Group, Inc., "A"*                                           69,000              1,052,250
    IMRglobal Corp.*                                                   502,200              6,308,887
    infoUSA, Inc.*                                                     238,400              3,322,700
    Interim Services, Inc.*                                            163,804              4,054,149
    Learning Tree International, Inc.*                                 223,500              6,258,000
    Luminant Worldwide Corp.*                                           66,000              3,003,000
    Meta Group, Inc.*                                                  102,700              1,951,300
    Mettler Toledo International, Inc.*                                 54,300              2,073,581
    Modis Professional Services, Inc.*                                 445,108              6,342,789
    National Data Corp.                                                226,800              7,697,025
    National Processing, Inc.*                                         140,800              1,249,600
    NOVA Corp.*                                                        401,823             12,682,538
    Probusiness Services, Inc.*                                        106,600              3,837,600
    Professional Detailing, Inc.*                                       35,600              1,065,775
    Renaissance Worldwide, Inc.*                                       216,200              1,594,475
    Technology Solutions Co.*                                          422,787             13,846,274
                                                                                         ------------
                                                                                         $116,855,306
-----------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.1%
    HNC Software, Inc.*                                                 80,200           $  8,481,150
    Verity, Inc.*                                                      120,700              5,137,294
                                                                                         ------------
                                                                                         $ 13,618,444
-----------------------------------------------------------------------------------------------------
  Computer Software - Services - 6.4%
    Hyperion Solutions Corp.*                                          208,910           $  9,087,585
    Mastech Corp.*                                                     105,400              2,608,650
    RSA Security, Inc.*                                                377,800             29,279,500
                                                                                         ------------
                                                                                         $ 40,975,735
-----------------------------------------------------------------------------------------------------
  Computer Software - Systems - 18.1%
    Acxiom Corp.*                                                      117,680           $  2,824,320
    Apex, Inc.*                                                        143,100              4,614,975
    Aspen Technology, Inc.*                                            321,500              8,499,656
    Black Box Corp.*                                                    38,900              2,606,300
    Cadence Design Systems, Inc.*                                      211,900              5,085,600
    Cambridge Technology Partners, Inc.*                               127,200              3,339,000
    Checkfree Holdings Corp.*                                           58,100              6,071,450
    Clarify, Inc.*                                                      35,900              4,523,400
    Computer Network Technology Corp.*                                 301,100              6,906,481
    Crossroads Systems, Inc.*                                           32,575              2,752,588
    CSG Systems International, Inc.*                                    81,700              3,257,788
    Cysive, Inc.*                                                       31,350              2,259,159
    Etec Systems, Inc.*                                                167,800              7,530,025
    Harbinger Corp.*                                                   336,950             10,719,222
    JDA Software Group, Inc.*                                          116,500              1,907,688
    Liberate Technologies*                                               6,750              1,734,750
    MMC Networks, Inc.*                                                270,200              9,288,125
    Paradyne Networks, Inc.*                                            61,600              1,678,600
    Peoplesoft, Inc.*                                                  144,375              3,076,992
    Silverstream Software, Inc.*                                         9,450              1,124,550
    Sterling Software, Inc.*                                           105,300              3,316,950
    SunGard Data Systems, Inc.*                                        416,120              9,882,850
    Synopsys, Inc.*                                                     20,356              1,358,763
    Transaction System Architects, Inc., "A"*                          225,700              6,319,600
    Wind River Systems, Inc.*                                          125,900              4,611,087
                                                                                         ------------
                                                                                         $115,289,919
-----------------------------------------------------------------------------------------------------
  Conglomerates - 0.3%
    Sodexho Marriott Services, Inc.                                    125,500           $  1,631,500
-----------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.6%
    Alternative Resources Corp.*                                        96,000           $    528,000
    Blyth Industries, Inc.*                                             51,800              1,272,338
    Sportsline USA, Inc.*                                              168,000              8,421,000
                                                                                         ------------
                                                                                         $ 10,221,338
-----------------------------------------------------------------------------------------------------
  Containers - 0.4%
    Ivex Packaging Corp.*                                              244,600           $  2,446,000
-----------------------------------------------------------------------------------------------------
  Electrical Equipment - 0.2%
    Belden, Inc.                                                        71,800           $  1,507,800
-----------------------------------------------------------------------------------------------------
  Electronics - 8.1%
    Burr-Brown Corp.*                                                  189,712           $  6,853,346
    Cable Design Technologies Corp.*                                   135,750              3,122,250
    Credence Systems Corp.*                                             67,800              5,864,700
    DuPont Photomasks, Inc.*                                           125,900              6,074,675
    Lattice Semiconductor Corp.*                                        94,000              4,429,750
    Microchip Technology, Inc.*                                         25,650              1,755,422
    MKS Instruments, Inc.*                                              60,400              2,181,950
    Photronics, Inc.*                                                  183,200              5,244,100
    PMC-Sierra, Inc.*                                                   12,600              2,019,938
    Sawtek, Inc.*                                                       29,500              1,963,594
    SIPEX Corp.*                                                       167,400              4,111,762
    Triquint Semiconductor, Inc.*                                       64,000              7,120,000
    Virata Corp.*                                                       18,470                551,791
                                                                                         ------------
                                                                                         $ 51,293,278
-----------------------------------------------------------------------------------------------------
  Entertainment - 0.9%
    Emmis Broadcasting Corp., "A"*                                       3,100           $    386,386
    Hearst-Argyle Television, Inc.*                                     23,300                620,363
    Macromedia, Inc.*                                                   30,100              2,201,062
    Young Broadcasting, Inc., "A"*                                      53,500              2,728,500
                                                                                         ------------
                                                                                         $  5,936,311
-----------------------------------------------------------------------------------------------------
  Financial Institutions - 1.3%
    Federated Investors, Inc., "A"                                     118,200           $  2,371,388
    Student Loan Corp.                                                  52,600              2,623,425
    Waddell & Reed Financial, Inc., "A"                                124,100              3,366,212
                                                                                         ------------
                                                                                         $  8,361,025
-----------------------------------------------------------------------------------------------------
  Financial Services - 0.7%
    S1 Corp.                                                            57,040           $  4,456,250
-----------------------------------------------------------------------------------------------------
  Food and Beverage Products - 1.0%
    Del Monte Foods Co.*                                               348,900           $  4,295,831
    Tootsie Roll Industries, Inc.                                       56,453              1,859,421
                                                                                         ------------
                                                                                         $  6,155,252
-----------------------------------------------------------------------------------------------------
  Healthcare - 1.9%
    Caremark Rx, Inc.*                                               2,402,500           $ 12,162,656
-----------------------------------------------------------------------------------------------------
  Insurance - 0.1%
    Inspire Insurance Solutions, Inc.*                                 159,200           $    731,325
-----------------------------------------------------------------------------------------------------
  Internet - 2.4%
    Digital Insight Corp.*                                              44,825           $  1,630,509
    Exactis Common, Inc.*                                               49,190              1,195,932
    Jupiter Communications, Inc.*                                          400                 12,100
    Netopia, Inc.*                                                      31,000              1,683,688
    Proxicom, Inc.*                                                     20,600              2,560,837
    Retek, Inc.*                                                           490                 36,873
    Ticketmaster Online-Citysearch, Inc.*                               61,400              2,360,062
    VeriSign, Inc.*                                                     16,100              3,074,094
    VerticalNet, Inc.*                                                  17,700              2,902,800
                                                                                         ------------
                                                                                         $ 15,456,895
-----------------------------------------------------------------------------------------------------
  Medical and Health Products - 0.7%
    AmeriSource Health Corp., "A"*                                      37,400           $    568,012
    Haemonetics Corp.*                                                 120,130              2,860,596
    PSS World Medical, Inc.*                                           139,300              1,314,644
                                                                                         ------------
                                                                                         $  4,743,252
-----------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 8.3%
    Cyberonics, Inc.*                                                  183,400           $  2,922,937
    Cytyc Corp.*                                                       129,700              7,919,806
    Henry Schein, Inc.*                                                 98,000              1,304,625
    IDEXX Laboratories, Inc.*                                          487,200              7,856,100
    IDX Systems Corp.*                                                 151,200              4,725,000
    Impath, Inc.*                                                       94,200              2,396,212
    LifePoint Hospitals, Inc.*                                         158,900              1,877,006
    Mid Atlantic Medical Services, Inc.*                               206,200              1,714,038
    Orthodontic Centers of America, Inc.*                              182,200              2,175,012
    Osteotech, Inc.*                                                   212,000              2,835,500
    Parexel International Corp.*                                       268,000              3,165,750
    Quorum Health Group, Inc.*                                         157,750              1,469,047
    Steris Corp.*                                                      268,400              2,767,875
    Summit Technology, Inc.*                                           144,900              1,693,519
    Superior Consultant Holdings Corp.*                                112,900              1,608,825
    Total Renal Care Holdings, Inc.*                                   628,843              4,205,388
    V. I. Technologies, Inc.*                                          124,700                857,313
    Ventana Medical Systems, Inc.*                                      42,000              1,044,750
                                                                                         ------------
                                                                                         $ 52,538,703
-----------------------------------------------------------------------------------------------------
  Oil Services - 3.5%
    Cooper Cameron Corp.*                                               46,600           $  2,280,487
    Dril-Quip, Inc.*                                                    45,900              1,394,213
    Global Industries, Inc.*                                           611,400              5,273,325
    Input/Output, Inc.*                                                196,500                994,781
    National Oilwell, Inc.*                                             81,900              1,284,806
    Noble Drilling Corp.*                                              245,100              8,027,025
    Weatherford International, Inc.*                                    67,970              2,714,552
                                                                                         ------------
                                                                                         $ 21,969,189
-----------------------------------------------------------------------------------------------------
  Oils - 0.6%
    Newfield Exploration Co.*                                          140,000           $  3,745,000
-----------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.1%
    Boron, LePore & Associates, Inc.*                                  123,500           $    802,750
-----------------------------------------------------------------------------------------------------
  Printing and Publishing - 1.4%
    Scholastic Corp.*                                                  143,900           $  8,948,781
-----------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    Kilroy Realty Corp.                                                 43,900           $    965,800
    MeriStar Hospitality Corp.                                          79,150              1,266,400
                                                                                         ------------
                                                                                         $  2,232,200
-----------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 2.3%
    Applebee's International, Inc.                                      82,000           $  2,419,000
    Buffets, Inc.*                                                     217,286              2,172,860
    Four Seasons Hotels, Inc.                                           38,700              2,060,775
    Landry's Seafood Restaurants, Inc.*                                 90,200                783,613
    Papa John's International, Inc.*                                   159,300              4,151,756
    Sonic Corp.*                                                       104,000              2,964,000
                                                                                         ------------
                                                                                         $ 14,552,004
-----------------------------------------------------------------------------------------------------
  Stores - 1.7%
    CSK Auto Corp.*                                                    132,000           $  2,310,000
    Gymboree Corp.*                                                    171,800                966,375
    Office Depot, Inc.*                                                148,350              1,622,578
    Petco Animal Supplies, Inc.*                                       209,900              3,122,262
    Regis Corp.                                                        138,450              2,613,244
                                                                                         ------------
                                                                                         $ 10,634,459
-----------------------------------------------------------------------------------------------------
  Technology - 0.4%
    Varian, Inc.*                                                      115,700           $  2,603,250
-----------------------------------------------------------------------------------------------------
  Telecommunications - 9.3%
    Advanced Fibre Communications, Inc.*                               135,300           $  6,046,219
    Allegiance Telecom, Inc.*                                           24,100              2,223,225
    Amdocs Ltd.*                                                        64,759              2,234,186
    American Tower Corp., "A"*                                          69,350              2,119,509
    ANTEC Corp.*                                                        99,900              3,646,350
    Intermedia Communications, Inc.*                                   211,100              8,193,319
    Natural Microsystems Corp.*                                         70,900              3,319,006
    Network Solutions, Inc.*                                            27,100              5,895,944
    Nextlink Communications, Inc., "A"*                                 45,000              3,737,812
    Pinnacle Holdings, Inc.*                                           167,400              7,093,575
    Proxim, Inc.*                                                       54,500              5,995,000
    PSINet, Inc.*                                                       59,094              3,826,336
    RF Micro Devices, Inc.*                                             28,800              1,971,000
    VDI Media*                                                          29,400                404,250
    Tekelec Co.*                                                        97,300              2,189,250
                                                                                         ------------
                                                                                         $ 58,894,981
-----------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                        $605,182,575
-----------------------------------------------------------------------------------------------------
Foreign Stocks - 2.5%
  United Kingdom - 2.5%
    CBT Group PLC, ADR (Computer Software - Personal
      Computers)*                                                      473,100           $ 15,848,850
-----------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $422,737,655)                                             $621,031,425
-----------------------------------------------------------------------------------------------------
Short-Term Obligations - 3.1%
-----------------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                 (000 OMITTED)
-----------------------------------------------------------------------------------------------------
    Federal Home Loan Mortgage Corp., due 1/03/00,
      at Amortized Cost                                              $  19,600           $ 19,598,367
-----------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $442,336,022)                                        $640,629,792
Other Assets, Less Liabilities - (0.7)%                                                    (4,653,796)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                      $635,975,996
-----------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
-------------------------------------------------------------------------------
DECEMBER 31, 1999
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $442,336,022)           $ 640,629,792
  Cash                                                                   55,832
  Receivable for Fund shares sold                                     1,315,609
  Receivable for investments sold                                     1,873,962
  Interest and dividends receivable                                      75,412
  Other assets                                                            5,786
                                                                  -------------
      Total assets                                                $ 643,956,393
                                                                  -------------
Liabilities:
  Distribution payable                                            $   3,048,494
  Payable for investments purchased                                   2,077,477
  Payable for Fund shares reacquired                                  2,790,027
  Payable to affiliates -
    Management fee                                                       12,698
    Shareholder servicing agent fee                                         127
  Accrued expenses and other liabilities                                 51,574
                                                                  -------------
      Total liabilities                                           $   7,980,397
                                                                  -------------
Net assets                                                        $ 635,975,996
                                                                  =============
Net assets consist of:
  Paid-in capital                                                 $ 405,899,138
  Unrealized appreciation on investments                            198,293,770
  Accumulated undistributed net realized gain on investments         32,741,495
  Accumulated net investment loss                                      (958,407)
                                                                  -------------
      Total                                                       $ 635,975,996
                                                                  =============
Shares of beneficial interest outstanding                           22,641,150
                                                                    ==========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)           $28.09
                                                                     ======

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 1999
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest income                                                $    530,313
    Dividend income                                                     385,932
    Foreign taxes withheld                                                 (220)
                                                                   ------------
      Total income                                                 $    916,025
                                                                   ------------
  Expenses -
    Management fee                                                 $  1,744,689
    Trustees' compensation                                                3,100
    Shareholder servicing agent fee                                      17,447
    Administrative fee                                                   23,161
    Custodian fee                                                        77,803
    Printing fee                                                          8,864
    Auditing fees                                                        13,275
    Legal fees                                                            2,434
    Miscellaneous                                                         5,625
                                                                   ------------
      Total expenses                                               $  1,896,398
    Fees paid indirectly                                                (21,966)
                                                                   ------------
      Net expenses                                                 $  1,874,432
                                                                   ------------
        Net investment loss                                        $   (958,407)
                                                                   ------------
Realized and unrealized gain on investments:
  Realized gain on investment transactions (identified cost
    basis)                                                         $ 67,969,699
  Change in unrealized appreciation on investments                  108,102,606
                                                                   ------------
      Net realized and unrealized gain on investments              $176,072,305
                                                                   ------------
        Increase in net assets from operations                     $175,113,898
                                                                   ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED         YEAR ENDED
                                                          DECEMBER 31, 1999      JUNE 30, 1999
                                                                (UNAUDITED)
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                         $   (958,407)       $ (1,865,328)
  Net realized gain on investments                              67,969,699          23,042,038
  Net unrealized gain on investments                           108,102,606           5,979,427
                                                              ------------        ------------
    Increase in net assets from operations                    $175,113,898        $ 27,156,137
                                                              ------------        ------------
Distributions declared to shareholders from net realized
  gain on investments                                         $(51,221,170)       $(39,674,237)
                                                              ------------        ------------
Net increase (decrease) in net assets from Fund share
  transactions                                                $ 67,261,147        $(45,053,113)
                                                              ------------        ------------
    Total increase (decrease) in net assets                   $191,153,875        $(57,571,213)
Net assets:
  At beginning of period                                       444,822,121         502,393,334
                                                              ------------        ------------
  At end of period (including accumulated net investment
    loss of $958,407  and $0, respectively)                   $635,975,996        $444,822,121
                                                              ============        ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED JUNE 30,
                                SIX MONTHS ENDED          --------------------------------------------------------------
                               DECEMBER 31, 1999           1999          1998          1997          1996         1995
                                     (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                  $22.20          $22.95        $21.45        $21.17        $16.42        $11.75
                                          ------          ------        ------        ------        ------        ------
Income from investment operations# -
  Net investment loss(S)                  $(0.05)         $(0.08)       $(0.08)       $(0.04)       $(0.04)       $(0.03)
  Net realized and unrealized
    gain on investments and
    foreign currency                        8.39            0.98          4.54          3.42          6.55          5.04
                                          ------          ------        ------        ------        ------        ------
      Total from investment
        operations                        $ 8.34          $ 0.90        $ 4.46        $ 3.38        $ 6.51        $ 5.01
                                          ------          ------        ------        ------        ------        ------
Less distributions declared to
  shareholders from net
  realized gain on investments
  and foreign currency
  transactions                            $(2.45)         $(1.65)       $(2.96)       $(3.10)       $(1.76)       $(0.34)
                                          ------          ------        ------        ------        ------        ------
Net asset value - end of
 period                                   $28.09          $22.20        $22.95        $21.45        $21.17        $16.42
                                          ======          ======        ======        ======        ======        ======
Total return                               37.84%++         4.69%        23.51%        18.49%        41.37%        43.21%
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                0.81%+          0.79%         0.76%         0.75%         0.75%         0.75%
  Net investment loss                      (0.41)%+        (0.41)%       (0.36)%       (0.22)%       (0.22)%       (0.19)%
Portfolio turnover                            58%             78%           80%           96%           97%           86%
Net assets at end of period
  (000 Omitted)                         $635,976        $444,822      $502,393      $383,637      $259,362      $107,019

(S) Through December 31, 1998, the investment adviser voluntarily agreed to maintain the expenses of the Fund at not more than 0.75% of the average daily net assets. To the extent actual expenses were over these limitations, the net investment loss per share and the ratios would have been:
    Net investment loss                                   $(0.09)       $(0.10)       $(0.06)       $(0.06)       $(0.07)
    Ratios (to average net assets):
      Expenses##                                            0.83%         0.83%         0.84%         0.87%         0.98%
      Net investment loss                                  (0.45)%       (0.44)%       (0.31)%       (0.34)%       (0.42)%
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Institutional Emerging Equities Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $268,430,781 and $260,927,487, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $442,336,022
                                                                   ============
Gross unrealized appreciation                                      $224,156,492
Gross unrealized depreciation                                       (25,862,722)
                                                                   ------------
    Net unrealized appreciation                                    $198,293,770
                                                                   ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                               SIX MONTHS ENDED DECEMBER 31, 1999              YEAR ENDED JUNE 30, 1998
                               ----------------------------------    ----------------------------------
                                        SHARES             AMOUNT            SHARES              AMOUNT
-------------------------------------------------------------------------------------------------------
Shares sold                            4,684,059        $105,253,824        7,351,432       $141,926,040
Shares issued to shareholders
  in reinvestment of
  distributions                        1,760,698          48,172,676        1,908,450         38,207,163
Shares reacquired                     (3,839,491)        (86,165,353)     (11,114,474)      (225,186,316)
                                      ----------        ------------      -----------       ------------
    Net increase (decrease)            2,605,266        $ 67,261,147       (1,854,592)      $(45,053,113)
                                      ==========        ============      ===========       ============

(6) Line of Credit
The Fund and other affiliated funds participate in an $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended December 31, 1999, was $1,630.

MFS' YEAR 2000 READINESS DISCLOSURE


MFS Investment Management(R), as an investment adviser and
on behalf of the MFS funds, is committed to the effective
use of technology in managing our portfolio investments,
delivering high-quality service to MFS fund shareholders,      [Graphic Omitted]
retirement plan participants, and MFS' institutional clients, and supporting the financial consultants who sell our products.

MFS can now say that it is ready for the Year 2000. Our testing has demonstrated that MFS' computer hardware and software will recognize "00" as the Year 2000 and will not confuse those digits with 1900. All of our critical business applications and processes have been successfully tested, and we have adopted companywide policies that will help us maintain our readiness through the remainder of the year. Any new technology that is brought into the company before the end of the year will be held to the same stringent standards as our current technology. We have also developed a vendor readiness survey, contacted over 700 of our vendors, and established an ongoing process to review responses, as well as to review readiness statements of new vendors and products.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS Original Research(R) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS fund shareholders, retirement plan participants, or institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com, call our toll-free line, 1-800-637-4406, or write to the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C) 2000 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116
                                                                 IEE-3 02/00 300